UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2017
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CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-14379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)
201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Former name or former address, if changed since last report: Not applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 26, 2017, Convergys Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) for which the Company’s Board of Directors solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.
At the Annual Meeting, the Company’s shareholders (1) elected nine directors to serve on the Board of Directors, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017, (3) reapproved the performance goals under the Convergys Corporation Annual Executive Incentive Plan, (4) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (5) approved, on an advisory basis, a frequency of every one year for advisory votes on the compensation of the Company’s named executive officers.
Set forth below are the final voting results for these proposals, each of which were described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 17, 2017:

1.	The election of nine directors to serve on the Company’s Board of Directors.

Nominee	For	Withhold	Broker Non-Votes
Andrea J. Ayers	76,770,465	1,411,829	7,523,611
Cheryl K. Beebe	77,070,175	1,112,119	7,523,611
Richard R. Devenuti	77,018,048	1,164,246	7,523,611
Jeffrey H. Fox	76,413,529	1,768,765	7,523,611
Joseph E. Gibbs	76,509,898	1,672,396	7,523,611
Joan E. Herman	77,030,929	1,151,365	7,523,611
Thomas L. Monahan III	76,725,795	1,456,499	7,523,611
Ronald L. Nelson	67,084,258	11,098,036	7,523,611
Richard F. Wallman	66,509,568	11,672,726	7,523,611

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017.

For	Against	Abstain	Broker Non-Votes
84,306,898	1,206,662	192,045	—

3.	The reapproval of the performance goals under the Convergys Corporation Annual Executive Incentive Plan.

For	Against	Abstain	Broker Non-Votes
76,712,279	1,034,831	435,184	7,523,611

4.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
74,897,351	2,818,999	465,519	7,523,611

5.	The approval, on an advisory basis, of the frequency of advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain
63,079,068	71,907	14,884,863	146,456

The Board of Directors has considered the vote of the Company’s shareholders as to the frequency of advisory votes on the compensation of the Company’s named executive officers and has determined that the Company will continue to hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of such votes, which will be no later than the Company’s Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By: /s/ Jarrod B. Pontius
Jarrod B. Pontius
General Counsel and
Chief Administrative Officer

Date: April 28, 2017